                         [FAIRPOINT COMMUNICATIONS LOGO]


                           HIGH YIELD BOND & LEVERAGED
                               FINANCE CONFERENCE
                                  MAY 20, 2002

                                                                COMPANY OVERVIEW
                                                  FAIRPOINT COMMUNICATIONS, INC.

                                                          ----------------------

                                                                    Gene Johnson

                                                         Chief Executive Officer

TOPICS FOR DISCUSSION

     -    COMPANY PROFILE

     -    OPERATIONS OVERVIEW

     -    EXIT FROM CLEC BUSINESS

     -    ACQUISITION STRATEGY

     -    FINANCIAL REVIEW

COMPANY PROFILE


-    FORMED IN 1991 TO CONSOLIDATE RURAL LOCAL EXCHANGE CARRIERS (RLECS)

-    CURRENTLY OPERATE 29 RLECS IN 18 STATES SERVING OVER 245,000 ACCESS LINES

-    2001 RLEC REVENUE OF $225 MILLION AND EBITDA OF $122 MILLION

- JUST COMPLETED UNWINDING THE COMPETITIVE LOCAL EXCHANGE CARRIER ENTERPRISE WITHIN FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

COMPANY PROFILE
SERVICE OFFERINGS

                           [CHART OF SERVICE OFFERINGS]

OPERATIONS OVERVIEW

                                    [PHOTO]

RESIDENTIAL CUSTOMERS COMPRISE 78% OF TOTAL ACCESS LINES

OPERATIONS OVERVIEW

                                    [PHOTO]

  BUSINESS CUSTOMERS ARE PREDOMINATELY AGRICULTURAL, FOREST PRODUCTS, LIGHT
                   MANUFACTURING, AND SERVICES BUSINESSES

           85% OF BUSINESS LINES REPRESENT 1- OR 2-LINE CUSTOMERS

OPERATIONS OVERVIEW: RLECS

    RLECs........................................ 29
    Local Exchanges.............................. 142
    Square Miles................................. 18,940
    Access Lines................................. 500-56,000
    Per Telco
    Density Range................................ 1-74 ACCESS
                                                  LINES PER SQ MILE
    Average Density.............................. 12.9 ACCESS
                                                  LINES PER SQ MILE

ACCESS LINES BY STATE

[MAP]

          AS OF 3/31/02
          -------------
FLORIDA                    54,986
MAINE                      51,208
NEW YORK                   42,310
WASHINGTON                 39,717
OHIO                        9,452
VIRGINIA                    7,952
ILLINOIS                    7,654
KANSAS                      6,406
VERMONT                     6,215
IDAHO                       5,785
SOUTH DAKOTA                4,143
OKLAHOMA                    3,667
PENNSYLVANIA                2,897
COLORADO                    2,659
                           ------
TOTAL:                    245,051


-    Five region management structure

-    920 employees deployed from 38 work centers and 27 business offices

WHY RURAL?

-    Stable revenue & EBITDA

-    Economic barriers to entry by competitors

     -    Low subscriber density

     -    High percentage of residential lines

     -    Capital intensive

 -   Regulatory environment


     -    Rate of return business

     -    Support mechanisms promote universal service

     -    Synergies & cost-saving opportunities

WHY RURAL?

-    State-of-the-art networks

-    Attractive acquisition opportunities

COMPETITION

-    WIRELESS TECHNOLOGY

     -    ADDITIONAL COMPETITORS

     -    INCREASING IMPACT ON RURAL CUSTOMERS

     -    LONG DISTANCE MOU EFFECT

     -    USSF BECOMING A TARGET

-    CABLE TELEVISION

     -    CONVERGENCE TECHNOLOGY BARRIER FOR VOICE

     -    BROADBAND IS KEY BATTLEGROUND

     -    DBS NOT A NEAR TERM ISSUE

-    INTERNET

     -    INSTANT MESSAGING GROWING SIGNIFICANTLY

     -    EVENTUAL VOICE OVER INTERNET (VOIP)

     -    PRIMARILY A THREAT TO LONG DISTANCE MOU

REGULATION

     -    REGULATED BY FEDERAL AND STATE JURISDICTIONS


     - TELECOM ACT OF 1996 AND SIX YEARS OF CONTINUING FEDERAL UNIVERSAL SERVICE AND ACCESS CHARGE REFORM FOR RLECS


     -   STRONG CONGRESSIONAL CONSENSUS FOR RATE STABILITY AND REVENUE
         SUPPORT


     - STATE ACCESS CHARGE REFORM INTENDED TO REBALANCE RATES INCLUDING STATE UNIVERSAL SERVICE FUND


     - NO SIGNIFICANT COMPETITIVE ENTRY AS YET DUE TO RURAL EXEMPTION AND HIGH COST OF ENTRY

EXIT FROM CLEC BUSINESS

-    DECEMBER 2000 - slowed expansion & reduced ongoing capital requirements

-    NOVEMBER 2001 - decided to exit business

     -    Business model weaknesses

     -    Slowing economy

     -    Capital markets essentially closed, especially for telecom

     -    Execution errors

     -    Ultimately, could not justify incremental investment

EXIT FROM CLEC BUSINESS

-    Sold northwestern assets to ATG & northeastern assets to Choice One

-    Have substantially exited the business

-    Debt restructure completed on May 10, 2002

STRATEGIC IMPERATIVES

   GROW BY ACQUISITION          - 1,200 operating RLECs
                                - RBOC divestitures

   OPTIMIZE REGULATORY          - Regulatory trends
   PROCESSES                      provide broadband
                                  opportunities

   MAXIMIZE OTHER               - Data & Internet services
   REVENUES                     - Features penetration
                                - Video

   OPERATIONAL                  - Lower operating costs
   EFFICIENCIES                 - Economies of scale

                      CREATING VALUE THROUGH ACQUISITIONS


                       DUE DILIGENCE REDUCES DOWNSIDE RISK
                        ---------------------------------
                        INTENSIVE REGULATORY MANAGEMENT
                           -------------------------
                              MARKETING EXPERTISE
                           -------------------------
                       NETWORK AND TECHNOLOGY ATTENTION
                      ----------------------------------
                     ACCOUNTING/FINANCIAL SOPHISTICATION
                       ------------------------------
                             FIND THE HIDDEN VALUES

STRONG POST ACQUISITION PERFORMANCE
(PROPERTIES OWNED > 2 YEARS)

($ IN MILLIONS)

[CHART OF STRONG POST ACQUISITION PERFORMANCE]

2 YR PROJECTED EBITDA AT ACQUISITION

2 YR FORWARD ACTUAL EBITDA

HIDDEN VALUE


                                                                      VALUE
                                              BOOK VALUE           ATTRIBUTED IN       MARKET
                                                 3/31/02         ACQUISTION MODEL      VALUE
                                            ----------------    ------------------  ------------
CHOUTEAU CELLULAR (TULSA MSA, RSA 6, RSA4)    $    3,492,618    $ 4,524,438        $         --
ILLINOIS RSA 2 CELLULAR INTEREST                   3,969,670      2,595,187                  --
ILLINOIS VALLEY CELLULAR RSA 2 SWITCH CO.          1,642,591      1,607,210                  --
ORANGE COUNTY/POUGHKEEPSIE MSA                     7,125,875      5,605,862                  --
SICC INTEREST (RSA 6&7, RSA 8&9)                   4,551,800      1,694,843                  --
                                              --------------    -----------        ------------
TOTAL ASSETS                                  $   20,782,554    $16,027,540        $ 53,130,476
                                              ==============    ===========        ============



OTHER NON CORE ASSETS
---------------------
NTELOS STOCK                 SYRINGA NETWORKS                ACCELERNET
SOUTH DAKOTA NETWORKS        BENTON RIDGE TELEPHONE STOCK    ANPI OWNERSHIP

REALIZED VALUES


                                                VALUE                               GAIN/(LOSS)
                                            ATTRIBUTED IN                           ON SALE VS.
                                          ACQUISTION MODEL          SALE PRICE    ACQUISITION MODEL  DATE SOLD
                                         -----------------------------------------------------------------------
ILLUMINET STOCK                           $     9,978,634          $18,626,828     $     8,648,194   VARIOUS
OHIO RSA #3 LTD. PARTNERSHIP                    3,051,201            5,188,997           2,137,796   JULY-00
TRIGON HEALTH CARE STOCK                           60,392              106,702              46,310  AUGUST-00
FRONTIER STOCK                                    753,120            1,009,872             256,752   JULY-98
WESTERN SUB RSA CELLULAR                          811,800            1,050,000             238,200  JANUARY-99
TACONIC CELLULAR CORP.(HUDSON VALLEY RS         1,929,153            3,500,000           1,570,847   JULY-99
YAKIMA MSA                                      5,662,980            7,100,000           1,437,020  JANUARY-99
TACONIC TECHNOLOGY (CATV)                       8,242,052            8,525,000             282,948   JULY-99
                                          ---------------          -----------     ----------------
SUBTOTAL ASSETS SOLD                      $    30,489,332          $45,107,399     $    14,618,067
                                          ===============          ===========     ================

                                                                FINANCIAL REVIEW
                                                  FAIRPOINT COMMUNICATIONS, INC.

                                                          ----------------------

                                                                    Walter Leach
                                                 Senior Vice President and Chief
                                                               Financial Officer

HISTORICAL GROWTH:  1994 - 2001


Revenue EBITDA (MILLIONS)                               Access Lines (THOUSANDS)

[GRAPH OF HISTORICAL GROWTH:  1994 - 2001]

ILEC REVENUES                ILEC EBITDA                  ILEC ACCESS LINES
CLEC REVENUES                CLEC EBITDA LOSS             ILEC+CLEC ACCESS LINES

HISTORICAL GROWTH:  1994 - 2001


Revenue EBITDA (MILLIONS)                               Access Lines (THOUSANDS)

[GRAPH OF HISTORICAL GROWTH:  1994 - 2001]

ILEC REVENUES                 ILEC EBITDA             ILEC ACCESS LINES

CREDIT STRUCTURE


-    BORROWER UNDER FAIRPOINT SENIOR SECURED CREDIT FACILITY
-    ISSUER OF NEW NOTES
-    ISSUER OF EXISTING NOTES

                            [CHART OF CREDIT STRUCTURE]

                              TRADITIONAL TELEPHONE
                       BUSINESS (RESTRICTED SUBSIDIARIES)


                       COMPETITIVE COMMUNICATIONS BUSINESS
                           (UNRESTRICTED SUBSIDIARIES)


                                 BORROWER UNDER
                                 SENIOR SECURED
                                 CREDIT FACILITY

FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.


SENIOR SECURED CREDIT FACILITY RESOLUTION
-----------------------------------------

OUTSTANDING DEBT AS OF 3/31/02: $129,000,000
(INCLUDES INTEREST RATE SWAP OBLIGATIONS)

FINAL SETTLEMENT:
-    $5 MILLION CASH PAYMENT RETIRED $7 MILLION OF DEBT
-    $28 MILLION OF DEBT AT 8% REMAINS AT FCSC
- $94 MILLION FLIPS TO 17% PIK PREFERRED STOCK; NON-CONVERTIBLE, NON-VOTING, MATURES MAY 2011
- NO REDEMPTION RIGHTS PRIOR TO MAY 2011, EXCEPT FOR CHANGE OF CONTROL OR CERTAIN LIQUIDITY EVENTS.

 PARENT COMPANY OBLIGATIONS

-    PARENT HAS NO DIRECT OR CONTINGENT OBLIGATION TO THE SOLUTIONS' LENDERS

-    PARENT HAS NO OBLIGATION TO INVEST ANY ADDITIONAL FUNDS

- PARENT IS SIGNIFICANTLY RESTRICTED IN ITS ABILITY TO INVEST UNDER ITS CREDIT AGREEMENT AND BOND INDENTURES

- AMOUNTS PERMITTED, AT 3/31/02, UNDER THE CREDIT AGREEMENT - $31 MILLION; UNDER THE INDENTURES - $34.9 MILLION

- TAX SHARING AGREEMENT OBLIGATES PARENT TO REIMBURSE ITS SUBSIDIARIES FOR TAX BENEFITS RECEIVED FROM NOLS

-    PARENT NOL PAYABLE TO SOLUTIONS WAS $7.6 MILLION AT 3/31/02

2001 FULL YEAR FINANCIAL RESULTS


CONSOLIDATED REVENUES...............  Up 20.2% to $235.2 million


CONSOLIDATED OPERATING..............  Up 11.6% to 175.7 million
EXPENSES

CONSOLIDATED OPERATING..............  Up 11.0% to 123.7 million
CASH FLOW (EBITDA)

ACCESS LINES SERVED.................  Up 3.7% to 245,306

2002 FIRST QUARTER FINANCIAL RESULTS


CONSOLIDATED REVENUES...............  Up 2.6% to $58.4 million


CONSOLIDATED OPERATING..............  Down 8.1% to $35.3 million
EXPENSES

CONSOLIDATED OPERATING..............  Up 8.2% to $34.8 million
CASH FLOW (EBITDA)

ACCESS LINES SERVED.................  Up 2.0% to 245,051

FAIRPOINT COMMUNICATIONS, INC.
Restricted Group Debt Capitalization


($ in Millions)

                                                        3/31/02
                                                     ----------

DEMAND NOTES                                               $0.4
CURRENT PORTION OF LONG-TERM DEBT                           7.2
SENIOR LONG-TERM DEBT (1)                                 344.5
                                                     -----------
TOTAL SENIOR DEBT                                         352.1

SENIOR SUBORDINATED DEBT                                  400.0
OTHER SUBORDINATED DEBT                                     7.0
                                                     -----------
TOTAL DEBT                                               $759.1
                                                     ===========

---------------------
(1) EXCLUDES $125.8 MILLION OF SOLUTIONS DEBT

CREDIT STATISTICS

                                                                  3/31/2002
                                                      ---------------------

             SECTION 7.11 INTEREST COVERAGE RATIO
             INTEREST EXPENSE                              $     77,894,895
             TOTAL COVENANT EBITDA                              126,169,476
             RATIO                                                    1.62X
             COVENANT                                                 1.50X

             SECTION 7.12 LEVERAGE RATIO
             CONSOLIDATED NET DEBT                         $    759,115,918
             TOTAL COVENANT EBITDA                              126,169,476
             RATIO                                                    6.02X
             COVENANT                                                 6.50X

             SECTION 7.13 SENIOR LEVERAGE RATIO
             SENIOR CONSOLIDATED DEBT                      $    349,612,570
             TOTAL COVENANT EBITDA                              126,169,476
             RATIO                                                    2.77X
             COVENANT                                                 4.00X

COMMON EQUITY OWNERSHIP
SUMMARY

[CHART OF COMMON EQUITY OWNERSHIP SUMMARY]

                        38.8%  T.H. LEE
                        32.9%  Kelso & Company
                        20.7%  Founders/Mgt
                         7.6%  Bank Group

CREDIT RISK CONSIDERATION

-    ATTRACTIVE INDUSTRY DYNAMICS AND GROWTH OPPORTUNITIES

-    LOW COMPETITIVE THREATS AND HIGH BARRIERS TO ENTRY

-    FAVORABLE REGULATORY ENVIRONMENT

-    STABLE REVENUE AND EBITDA

-    ESTABLISHED ACQUISITION PLATFORM AND DEMONSTRATED INTEGRATION EXPERTISE

-    EXPERIENCED MANAGEMENT TEAM

-    SUBSTANTIAL EQUITY BASE PROVIDED BY THOMAS H. LEE AND KELSO

                        [FAIRPOINT COMMUNICATIONS LOGO]


                          HIGH YIELD BOND & LEVERAGED
                               FINANCE CONFERENCE
                                  May 20, 2002